UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2012

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road

Waltham, Massachusetts 02451

(Address of Principal Executive Offices)

(781) 663-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 11, 2012, ModusLink Global Solutions, Inc. (the “Company”) reported preliminary results of operations for its third fiscal quarter ended April 30, 2012. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim.

As previously disclosed in its Form 10-Q filed for the second quarter of fiscal 2012 ended January 31, 2012, the Company received an inquiry from the Securities and Exchange Commission regarding the Company’s treatment of rebates associated with volume discounts provided by vendors. Concurrent with the inquiry, the audit committee of the Company’s Board of Directors initiated an internal investigation and has determined that certain client contracts have not been aligned consistently with the Company’s practice of retaining volume discounts. In the course of this investigation, the audit committee also identified limited instances where vendor costs incurred were marked-up to clients in a manner not consistent with client contracts.

Based on the preliminary results of the Company’s accounting evaluation done in connection with the investigation, the Company believes it is no longer able to conclude that amounts from such volume discounts and mark-ups, where now found to be inconsistent with client contracts, were correctly accounted for as revenue.

As a result of the accounting evaluation conducted to date, the audit committee has assessed the impact of errors in the Company’s financial statements from fiscal years 2009 through 2011, as well as the first two quarters of fiscal 2012 and its unaudited selected financial data for fiscal years 2007 and 2008 and, on June 9, 2012, concluded that those previously issued financial statements should no longer be relied upon. As soon as practicable, the Company expects to file restated audited financial statements from fiscal years 2009 through 2011, as well as unaudited interim financial statements for the first two quarters of fiscal 2012 and unaudited selected financial data for fiscal years 2007 and 2008.

Management is continuing to assess the Company’s internal control over financial reporting and its disclosure controls and procedures, and expects to report a material weakness in its internal control over financial reporting. Management will report its conclusion on internal control over financial reporting and disclosure controls and procedures upon completion of the restatement process.

The audit committee and management have discussed the matters disclosed herein with the Company’s independent registered public accounting firm, KPMG LLP.

Forward Looking Information

This report contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainty. These forward-looking statements include the estimated extent of volume discounts and pricing misalignment as a percentage of historical revenue; expectations regarding the restatement’s estimated impact on historical revenue and on the Company’s overall cash position; the Company’s anticipated time frame for filing restated financial statements; expected response from NASDAQ regarding the Company’s reporting delinquency and continued listing; the Company’s expectations regarding financial results for the third quarter of fiscal 2012 ended April 30, 2012 and related expectations regarding preliminary estimates of revenue, revenue from new programs, gross margin and cash, cash equivalents and marketable securities. All statements other than statements of historical fact, including without limitation, those with respect to the Company’s goals, plans, expectations and strategies set forth herein are forward looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward looking statements: unanticipated accounting issues or audit issues regarding the financial data for the periods to be restated or adjusted; inability of the Company or its independent registered public accounting firm to confirm relevant information or data; unanticipated issues that prevent or delay the Company’s independent registered public accounting firm from concluding the audit or that require additional efforts, procedures or review; the Company’s inability to design or improve internal controls to address identified issues; the impact upon operations of legal compliance matters or internal controls review, improvement and remediation, including the detection of wrongdoing, improper activities or circumvention of internal controls; difficulties in controlling expenses, including costs of legal compliance matters or internal controls review, improvement and remediation; the Company’s success, including its ability to meet its revenue, operating income and cost savings targets, maintain and improve its cash position, expand its operations and revenue, lower its costs, improve its gross margins, reach and sustain profitability, reach its long-term objectives and operate optimally, depends on its ability to execute on its business strategy, including the announced investment and costs savings plan and the continued and increased demand for and market acceptance of its services; global economic conditions, especially in the technology sector are uncertain and subject to volatility; demand for our clients’ products may decline or may not achieve the levels anticipated by our clients; the Company’s management may face strain on managerial and operational resources as they try to oversee the expanded operations; the Company may not realize the expected benefits of its restructuring and cost cutting actions; the Company may not be able to expand its operations in accordance with its business strategy; the Company’s cash balances may not be sufficient to allow the Company to meet all of its business and investment goals; the Company may experience difficulties integrating technologies, operations and personnel in accordance with its business strategy; the Company derives a significant portion of its revenue from a small number of customers and the loss of any of those customers could significantly damage the Company’s financial condition and results of operations; the Company frequently sells to its supply chain management clients on a purchase order basis rather than pursuant to contracts with minimum purchase requirements, and therefore its sales and the amount of projected revenue that is actually realized are subject to demand variability; the Company’s pipeline of sales opportunities represents potential sales transactions and estimated annual revenue therefrom and there can be no assurance that such sales efforts will be successful or that the potential revenue will be realized; risks inherent with conducting international operations; tax rate expectations are based on current tax law and current expected income and may be affected by the jurisdictions in which profits are determined to be earned and taxed, changes in estimates of credits, benefits and deductions, the resolution of issues arising from tax audits with various tax authorities, including payment of interest and penalties and the ability to realize deferred tax assets; the mergers and acquisitions and IPO markets are inherently unpredictable and liquidity events for companies in the Company’s venture capital portfolio may not occur; and increased competition and technological changes in the markets in which the Company competes; and the potential outcome and impact of the Company’s ongoing review of strategic alternatives. There can be no assurance that the Company’s review of strategic alternatives will lead to any transaction, result in increased value to its stockholders or the realization of long-term value by stockholders. For a detailed discussion of cautionary statements that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements represent management’s current expectations and are inherently uncertain. We do not undertake any obligation to update our forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of ModusLink Global Solutions, Inc., dated June 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODUSLINK GLOBAL SOLUTIONS, INC.

Date: June 11, 2012	By:	/s/ Peter L. Gray
	Name:	Peter L. Gray
	Title:	Executive Vice President and General Counsel